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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 27, 1999 relating to the financial statements, which appear in DuPont Photomasks' Annual Report on Form 10-K for the year ended June 30, 1999. We also consent to the references to us under the headings "Experts" in such Registration Statement.




PricewaterhouseCoopers LLP

Austin, Texas
June 26, 2000